INVESTOR PRESENTATION Fall 2010 Exhibit 99.1

2 2
Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income,
Adjusted EBITDA, cash earnings, cash earnings per diluted share and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements as that term is defined in the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. National
Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2009, filed on February 12, 2010, its Quarterly Report on
Form 10-Q for the quarter ended March 31, 2010, filed with the SEC on May 10, 2010 and its Quarterly Report on
Form 10-Q for the quarter ended June 30, 2010, filed with the SEC on August 4, 2010, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.
Forward-looking statements made during this presentation speak only as of today's date. NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 3
Related to Non-GAAP Financial Information
The Company analyzes its performance using historical and forward-looking non-GAAP measures called Adjusted
EBITDA, cash earnings, cash earnings per diluted share, adjusted income before management fees and percentages or calculations using these measures. The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income. Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted income before management fees is defined as income before management fees excluding corporate income before management fees.
Adjusted income before management fees should not be viewed as a substitute for income from operations. A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in the Company’s quarterly financial supplement for the period ended June 30, 2010, which is available on the Investor Relations section of the
Company’s Web site at www.nfp.com.

JESSICA M. BIBLIOWICZ Chairman, President and Chief Executive Officer

Who We Are
Leading provider of benefits, insurance and wealth management services
Diverse client segments/strong demographic trends in target markets
Corporate Client Group
Individual Client Group
Advisor Services Group
Built through organic growth and acquisitions
Open architecture approach
Seasoned business
Experienced principals
Strong cash flow generation
Economic alignment
Solid capital structure
Well positioned for growth
#9 Top Insurance Broker Globally (Best’s Review)

National Distribution
Licensed in 50 states, Puerto Rico & Canada
Locations in 44 states, Puerto Rico & Canada
Corporate Office
NFP Owned Firms
Members of PartnersFinancial,
Benefits Partners and The HighCap Group
NFPSI Registered Representatives
Leading independent distributor with national distribution network

Sun Life Financial
John Hancock
ING
MetLife
Pacific Life
Transamerica
AXA
The Standard
Principal Financial Group
Fidelity Investments
Nationwide Financial
Russell Investments
National Financial
Aviva
Lincoln Financial Group
Genworth Financial
Securian
Protective 100 Years of Service
Doing the right thing is smart business.
Prudential
Envestnet
UnumProvident
Reliance Standard
Lincoln Benefit Life Company
A Member of Allstate Financial Group
Ameritas Group
We're Ameritas. We're for people.
Allstate Workplace Division
MassMutual Financial Group
NFP

Open Architecture
The NFP logo is a registered trademark of National Financial Partners Corp.
All other trademarks used herein are the property of their respective owners.
Preferred vendor relationships
Advantaged product outcomes
Underwriting advocacy
Technology
Compliance infrastructure
Economic leverage
NFP’s Value Added
NFP’s Value Added
Local expertise backed by national brand;
provides best products & services to clients

Evolution of NFP
Life Insurance Recurring Revenue
INTERNAL INTEGRATION
Life insurance
acquisitions
Targeted successful
entrepreneurs
Economic alignment
Enhanced earnings
quality — approximately
70% of acquisitions were
benefits, platform firms &
investment advisory
Increased scale and
diversity
Centralized financial and
compliance functions
Cash flow used to
reduce debt
Disciplined expense
controls
Reorganization:
3 client-centric
businesses
Regionalization
Diversification
and cross-selling
focus
Maximized internal
operations
BUILDING SCALE
Reinvesting for
long-term growth
Return to
acquisitions/
recruiting
Margin
opportunities
Branding
initiatives/One NFP
1998 - 2003
2004 - 2008
2009 2010
Initial funding
by Apollo
IPO

Strength of Distribution Network
Quality professionals
History of growth/future motivation
Diverse areas of expertise
Experienced prior to joining NFP
Extensive M&A due diligence
Financial performance
Professional reputation
Economic alignment created through management agreement
Ensures continuing engagement
Focus on bottom line earnings
Succession mechanism for value and continuity
Non-competes/non-solicits
Incentive programs designed to promote growth
Strong relationships with key principals ensure motivation and retention

38%
10%
90%
NFP Corporate Benefits
NFP Executive Benefits

Corporate Client Group (CCG)
2Q10 Revenue Breakdown
A leader in corporate middle market
Coordinated independent solutions
Health & welfare
Retirement planning (401k)
Ancillary services
NFP Executive Benefits
NFP P&C insurance
Healthcare reform
Opportunities
Potential margin pressure
Small group 5% of NFP’s total revenue
(1)
Diversification focus
CCG 2Q10 Organic revenue growth +3.7%
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
(1)
Based on surveys of subsidiaries.

39%
31%
15%
54%
NFP Marketing Organization & Wholesale Life
Brokerage
NFP Retail Life
NFP Investment Advisory

Individual Client Group (ICG)
A leader in independent delivery
Independent life insurance
Investment advisory
#1 independent distributor for top-tier
carriers
(1)
Improving patterns in life insurance
Focus on recruitment
Strength in investment advisory
ICG 2Q10 Organic revenue growth +5.5%
2Q10 Revenue Breakdown
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
(1)
Based on carrier data.

23%
41%
59%
NFP Asset Based Fees
NFP Commissions

Advisor Services Group (ASG)
Serves independent financial
advisors
Broker-dealer
Corporate registered investment
advisor
AUM $8.2 billion, +20% YOY
Actively recruiting
Attractive advisor platform
ASG 2Q10 Organic revenue growth +16.0%
2Q10 Revenue Breakdown
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP

Growth Strategy
Organic growth drivers
Client-centric organization structure
Regional service offerings
Long-term margin opportunities
Diversification and cross-selling
Incentive plans
Enhancing value of NFP brand across business lines
External growth drivers
Return to acquisitions
Focus on recurring revenue
Actively recruiting producers

BEST'S REVIEW
The Big Question

PLANSPONSOR
INSIDE OR OUT?

FINANCIAL PLANNING
Will Schwab's Next Platform Change Your Desktop?

FA
FINANCIAL ADVISOR
BREAKAWAY TRUST OFFICERS

BARRON'S
THE TOP 100 INDEPENDENT ADVISORS

14 14
NFP Rankings
#9
Top Insurance Broker Globally
(Best’s Review)
#1
Executive Benefits Provider by
Non-Qualified Deferred
Compensation Plans
Administered (PlanSponsor)
#1
independent distributor for top-
tier carriers (carrier data)
Top 10
Independent Broker
Dealer (by both Financial
Planning
and Financial Advisor)
Top 100
Independent Financial
Advisors – four NFP advisors
ranked (Barron’s)
NFP’s leadership recognized across business lines

DONNA J. BLANK Chief Financial Officer

16 Financial Strengths Recent financial performance Strong operating cash flow Economic alignment Expanding recurring revenue Margin focus Financial flexibility

Revenue $234.9 million, +4.8%
Organic revenue growth +7.3%
Recurring revenue 58% versus 55% in 2Q09
Adjusted EBITDA $26.3 million
Margin impacted by higher management
fees associated with sequential ICG
revenue growth
Cash earnings $25.2 million vs. $26.4 in 2Q09
Cash earnings $20.8 vs. $20.9 in 2Q09,
excluding certain items
(1)
Operating cash flow $37.3 million

2Q10 Financial Highlights
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
2Q09 2Q10
12.6% 11.2%
Adjusted EBITDA Margin %
Revenue & Adjusted EBITDA
Overview of Results
($ in millions)
$224.2
$234.9
$26.3
$28.3
2Q09 2Q10
Revenue
Adjusted
EBITDA
(1) Second quarter 2010 cash earnings was $25.2 million, or $0.57 per diluted share, compared with $26.4 million, or $0.62 per diluted share, in the second quarter 2009.  Cash earnings in the second quarter 2010 included a $7.7 million net non-cash gain on sale of businesses.  Excluding this gain, cash earnings was $20.8 million or $0.47 per diluted share in the second quarter 2010.  Cash earnings in the second quarter 2009 included $5.5 million in key-person life insurance proceeds.  Excluding the key-person life insurance proceeds, cash earnings was $20.9 million or $0.49 per diluted share in the second quarter 2009.

Quarterly/Annual Operating Cash Flow
Quarterly/Annual Operating Cash Flow
Strong Operating Cash Flow
(1) Q1 2008 and 12/31/08 YTD acquisitions include $14.4 million paid in connection with an acquisition which was treated as prepaid management fees.
(2) 2Q09 operating cash flow included $5.5 million of key-person life insurance proceeds.
(3) Sum of the quarters may not agree to the full year total due to rounding.
(1)
(1)
(3)
$29
$(44)
$47
$36
$32
$71
$(2)
$50
$41
$124
$5
$37
($55)
($10)
$35
$80
$125
Q1'08 Q2'08 Q3'08 Q4'08 FY'08 Q1'09 Q2'09 Q3'09 Q4'09 FY'09 Q1'10 Q2'10
$34
(2)
In Q1, larger payments to Principals typically occur as management fee bonuses for prior year performance are paid

Economic Alignment
NFP
Maintains priority position in
earnings
Offers scale, access to best
practices and shared
resources:
- products/services
- financial
- compliance/legal
- technology
- audit
- marketing
Wholly owned NFP subsidiary
Managed by principals
Employees of subsidiary
OPERATING COMPANY
Wholly-owned by principals
After NFP priority, % of pre-tax
profits earned as management fees
3/5 year evergreen non-
compete/non-solicit upon principals’
exits
Succession asset
MANAGEMENT
COMPANY
Management
Agreement
Economic structure creates alignment of interests

Base earnings 500,000 $        500,000 $
Target earnings 1,000,000        1,000,000
Actual earnings 800,000           1,200,000
Earnings to NFP 500,000 $        62.5% 600,000 $        50.0%
(Base + 50% above target)
Earnings to Principal 300,000           37.5% 600,000           50.0%
((Target - Base) + 50% above target)
Subsidiary A Subsidiary B
Earnings from Subsidiaries: Structured Cash Flow
Example: Earnings from Subsidiaries
(1)
Downside protection
Upside participation
(1) Assumes a 50 / 50 earnings split.
NFP priority position in earnings provides downside
protection and upside potential

Annual Revenue
$361
$405
$380
$640
$538
$397
$194
$207
$171
2007 2008 2009
$1,194
$1,150
$948
(1)
Advisor
Services
Group
Individual
Client Group
Corporate
Client Group
($ in millions)
Recurring
Revenue as % of
Total Revenue
(2)
(1) Sum of the segments may not agree to total due to rounding.
(2) As of January 1, 2010, the Company refers to recurring revenue as revenue that is generally recurring in nature and includes corporate and executive benefits, investment advisory and asset-based fees businesses. Information for the fiscal years ended December 31, 2007,
2008 and 2009 has been presented in accordance with this definition. Prior to January 1, 2010, recurring revenue was calculated differently and may not agree to the figures presented here.
45% 51% 56%
Revenue impacted by life insurance market challenges;
increased recurring revenue base

Revenue
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
$92.5
$89.8
$90.7
$95.2
$89.5
$85.1
$92.4
$97.4
$41.8
$107.0
$91.4
$78.7 $122.4
$54.0
$51.3
$41.9
$39.4
$47.8
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
$217.0
$224.2
$229.9
$277.2
$225.3
$234.9
Advisor
Services
Group
Individual
Client Group
Corporate
Client Group
($ in millions)
(1) Sum of the segments may not agree to total due to rounding.
(1)
Quarterly Revenue
Seasonality within each business segment
(1)

FY FY YTD
2008 2009 2010
Corporate Client Group 12.3% -6.2% 1.3%
Individual Client Group -15.9% -26.2% -4.2%
Advisor Services Group 6.8% -17.4% 29.5%
Consolidated -3.7% -17.6% 4.3%
Organic Revenue Growth
TOTAL REVENUE GROWTH
ORGANIC REVENUE GROWTH
FY FY YTD
2008 2009 2010
Corporate Client Group 6.3% -4.1% 4.7%
Individual Client Group -15.9% -24.3% 3.6%
Advisor Services Group 3.0% -18.3% 12.3%
Consolidated -5.9% -16.3% 6.1%
Consolidated
Revenue growth has turned positive in 2010

Annual Adjusted EBITDA
Adjusted EBITDA
Margin
(1) Sum of the segments may not agree to total due to rounding.
$70
$81
$67
$98
$65
$40
$3
-$3
-$2
2007 2008 2009
$166
$144
$110
Advisor
Services Group
Individual
Client Group
Corporate
Client Group
($ in millions)
(1)
14% 12% 12%
Margin % stable in 2009 despite revenue declines

25 25
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
Advisor Services
Group
Corporate
Client Group
Individual
Client Group
Quarterly Adjusted EBITDA Margin
16.8%
7.4%
12.8%
14.7%
9.8%
3.5%
3.0%
2.7%
20.4%
20.3%
16.7%
16.6%
16.8%
7.8%
6.4%
4.0%
4.2%
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
Margin % differs across business segments
Adjusted EBITDA Margin %

26 26
Debt Maturity Profile – Financial Flexibility
$35.0
$230.0
2010 2011 2012 2013 2014 2015 2016 2017
$81.3
$12.5
$12.5
$12.5
$6.3
$125.0
2010 2011 2012 2013 2014 2015 2016 2017
Senior Secured
Credit Facility
Convertible Senior Notes
Senior Secured Credit
Facility Term Loan
(Prepayable)
Convertible
Senior Notes
($ in millions)
Maturity Profile as of 3/31/10
Maturity Profile as of 9/1/10
2.5% Quarterly Principal Amortization on
Credit Facility Term Loan
Lengthened debt maturities; spread future principal payments

Balance Sheet/Recapitalization Highlights
(1) The Company completed its issuance of the 2010 Convertible Notes on June 15, 2010.
(2) The Company closed its 2010 credit facility on July 8, 2010. Some items are estimates and are subject to change, pending Q3 2010 results.
(3) The Company completed extinguishment of 99% of the 2007 Convertible notes on July 8, 2010. Some items are estimates and are subject to change, pending Q3 2010 results.
(4) The June 30, 2010 pro forma presentation contains estimates and is not a reflection of NFP’s actual balance sheet results.
(contains estimates)
Extinguishment of
June 30, 2010 Term 2007 Convertible June 30, 2010
2010
(1)
Loan
(2)
Notes
(3)
Pro Forma
(4)
Assets
Cash & cash equivalents 157,769 $          121,115 $          (220,221) $                58,663 $
Intangibles, net 354,086             -                      -                            354,086
Goodwill, net 66,344               -                      -                            66,344
Other assets 358,004             3,885                  (2,900)                       358,989
     Total assets 936,203             125,000             (223,121)                   838,082
Liabilities
Borrowings -                     -                      -                            -
Senior Convertible Notes 295,368             -                      (210,423)                   84,945
Term Loan -                     125,000             -                            125,000
Other liabilities 255,099             -                      (485)                          254,614
     Total liabilities 550,467             125,000             (210,907)                   464,560
Stockholders' equity 385,736             -                      (12,214)                     373,522
     Total liabilities and stockholders' equity 936,203 $          125,000 $          (223,121) $                838,082 $

Well Positioned For the Future
Leader in benefits, insurance and wealth management
Attractive markets
Historical growth organically and through acquisitions
Open architecture
Financial flexibility
Focus on long-term growth
Organic growth opportunities
Diversification and cross selling
Acquisitions and recruiting
Build recurring revenue base

Q & A

APPENDIX

31 31
Reconciliation: Net Income to Cash Earnings
(Dollars in thousands, except per share data)
(1) Cash earnings is a non-GAAP measure, which the Company defines as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.
(2) For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share -
diluted only. To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.
(3) The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.
Q2 2009 Q2 2010 1H 2009 1H 2010
GAAP net income (loss) $10,022 $12,069 $(505,777) $19,059
Amortization of intangibles
9,176 8,206 18,770 16,544
Depreciation
3,485 3,005 7,024 6,011
Impairment of goodwill and intangible assets
2,895 — 610,232 2,901
Tax benefit of impairment of goodwill and intangible assets
(902) 88 (89,048) (1,030)
Non-cash interest, net of tax
1,732 1,838 3,289 3,704
Cash earnings (1) $26,408 $25,206 $44,490 $47,189
GAAP net income (loss) per share - diluted (1) $0.23 $0.27 $(12.48) $0.43
Amortization of intangibles
0.21 0.19 0.45 0.38
Depreciation
0.08 0.07 0.17 0.14
Impairment of goodwill and intangible assets
0.07 — 14.56 0.07
Tax benefit of impairment of goodwill and intangible assets
(0.02) — (2.13) (0.02)
Non-cash interest, net of tax (1)
0.04 0.04 0.08 0.08
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share -
diluted (2)
— — 0.40 —
Cash earnings per share - diluted (3) $0.62 $0.57 $1.06 $1.08

32 32
Reconciliation: Net Income to Adjusted EBITDA
(1) Adjusted EBITDA is a non-GAAP measure, which the Company defines as net income excluding income tax expense, interest income, interest expense, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, and other, net. These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.
For a reconciliation of Adjusted EBITDA per reportable segment for the three months ended September 30, 2009, December 31, 2009 and March 31, 2010, please see the Company’s quarterly financial supplement for the period ended June 30, 2010, which is available on the Investor Relations section of the Company’s Web site at
www.nfp.com.
Corporate Individual Advisor
Client Group Client Group Services Group Consolidated
For the six months ended June 30, 2010
GAAP net income (loss) 19,059 $
Income tax expense (benefit) 14,293
Interest income (1,776)
Interest expense 9,459
Other, net (2,671)
Income (loss) from operations 27,065 $              7,638 $                3,661 $                38,364 $
Amortization of intangibles 10,601                 5,943                   -                            16,544
Depreciation 3,075                   2,280                   656                       6,011
Impairment of goodwill and intangible assets 1,931                   970                       -                            2,901
(Gain) loss on sale of subsidiaries (8,162)                  (1,759)                  -                            (9,921)
Adjusted EBITDA
(1)
34,510 $              15,072 $              4,317 $                53,899 $
For the six months ended June 30, 2009
GAAP net income (loss) (505,777) $
Income tax expense (benefit) (78,486)
Interest income (1,546)
Interest expense 10,717
Other, net (7,724)
(Loss) income from operations (336,162) $           (246,798) $           144 $                    (582,816) $
Amortization of intangibles 11,666                 7,104                   -                            18,770
Depreciation 3,494                   3,031                   499                       7,024
Impairment of goodwill and intangible assets 354,408               255,824               -                            610,232
Loss (gain) on sale of subsidiaries 336                       (998)                      -                            (662)
Adjusted EBITDA 33,742 $              18,163 $              643 $                    52,548 $

INVESTOR PRESENTATION FALL 2010